                                                                     Exhibit 23



                    Consent of Independent Public Accountants
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-25155, File No. 333-28057, File No. 333-28059 and File No. 333-28061.


                                                             ARTHUR ANDERSEN LLP

Dayton, Ohio
March 31, 1999
























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